EXHIBIT 23



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 13, 1998, included in this Annual Report on Form 11-K for the year ended December 31, 1996, into the previously filed Form S-8 Registration Statement. (File No. 33-89934).



                                             /s/ARTHUR ANDERSEN LLP

Houston, Texas
June 30, 1998